Exhibit 99.1

RARE Hospitality International Reports Stronger-Than-Expected
Second-Quarter Same-Store Sales Growth; Increases Earnings Guidance

    ATLANTA--(BUSINESS WIRE)--July 7, 2003--RARE Hospitality International, Inc. (Nasdaq: RARE) today reported stronger-than-expected same-store sales growth for each of its concepts for the second quarter of 2003. For the quarter, which ended June 29, 2003, same-store sales increased 4.9% for LongHorn Steakhouse, 3.7% for Bugaboo Creek Steak House and 10.2% for The Capital Grille, compared with the second quarter of 2002.
    Primarily as a result of this performance, RARE has increased its guidance for earnings per diluted share for the second quarter of 2003 to a range of $0.46 to $0.47, up from the previous range of $0.42 to $0.44, and for full-year 2003 to a range of $1.77 to $1.80, up from the previous range of $1.74 to $1.77. The Company also today established its guidance for earnings per diluted share for the third quarter of 2003 in a range of $0.32 to $0.33.
    RARE expects to announce its full financial results for the second quarter of 2003 on July 23, 2003.
    Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company's ability to identify and secure suitable locations for new restaurants on acceptable terms, open the anticipated number of new restaurants on time and within budget, achieve anticipated rates of same-store sales, hire and train additional restaurant personnel and integrate new restaurants into its operations; the continued implementation of the Company's business discipline over a large restaurant base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer dining patterns; the impact of any negative publicity or public attitudes related to the consumption of beef; disruption of established sources of product supply or distribution; competitive pressures from other national and regional restaurant chains; business conditions, such as inflation or a recession, or other negative effect on dining patterns, or some other negative effect on the economy, in general, including (without limitation) war, insurrection and/or terrorist attacks on United States soil; growth in the restaurant industry and the general economy; changes in monetary and fiscal policies, laws and regulations; and other risks identified from time to time in the Company's SEC reports, including the annual report on Form 10-K for 2002 and its current reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.
    RARE Hospitality International, Inc. currently owns, operates and franchises 222 restaurants, including 181 LongHorn Steakhouse restaurants, 23 Bugaboo Creek Steak House restaurants and 16 The Capital Grille restaurants.

    CONTACT: RARE Hospitality International Inc., Atlanta
             W. Douglas Benn, 770/399-9595